UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – January 31, 2012

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(214) 486-2000

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.

On January 31, 2012, EFIH Finance Inc. and Energy Future Intermediate Holding Company LLC (“EFIH”), the direct parent of Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”), delivered to potential investors an offering memorandum containing certain updated information with respect to Oncor Holdings, which is a direct parent and majority owner of Oncor Electric Delivery Company LLC (the “Company”). The information included in this Current Report on Form 8-K is being provided to satisfy the Company’s resulting public disclosure requirements under Regulation FD.

Selected Preliminary Unaudited Financial Data for the Year Ended December 31, 2011

Management of Oncor Holdings has prepared the selected preliminary financial data below in good faith based upon the most current information available to management. Oncor Holdings’ normal yearly closing and financial reporting processes with respect to such unaudited preliminary financial data have not been fully completed. As a result, the actual financial results could be different from such unaudited preliminary financial data. Oncor Holdings’ independent registered public accounting firm has not completed its audits for the year ended December 31, 2011, and has not performed any review procedures with respect to the unaudited preliminary financial data provided below, nor has it expressed any opinion or any other form of assurance on such information.

While the financial data provided is preliminary and subject to change, Oncor Holdings does not expect actual financial data for the year ended December 31, 2011 to vary materially from the corresponding preliminary amounts provided below.

The Oncor Holdings unaudited preliminary financial data below has been prepared on a basis consistent with the consolidated financial statements for the year ended December 31, 2010 for Oncor Holdings which are included in EFIH’s Annual Report on Form 10-K for the year ended December 31, 2010 that it filed with the SEC on February 18, 2011.

Oncor Holdings Unaudited Preliminary Financial Data

Selected unaudited preliminary financial data for Oncor Holdings for the year ended December 31, 2011 and actual financial data for the year ended December 31, 2010 (amounts in millions) are provided in the table below:

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010
Total operating revenues	$3,118	$2,914
Operating income	$693	$655
Net income	$360	$347
Net income attributable to Oncor Holdings	$286	$277

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

/s/ Richard C. Hays
Name: Richard C. Hays
Title: Controller

Dated: January 31, 2012